UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

CLEARBRIDGE

LARGE CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Value Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	ClearBridge Large Cap Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Large Cap Value Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. We emphasize individual security selection while diversifying the Fund’s investment across industries, which may help to reduce risk. In selecting individual companies for investment, we focus on established large capitalization companies (over $5 billion in market capitalization). We utilize an interactive fundamental research-driven approach to identify companies with favorable valuations and attractive growth potential.

We look for companies that have strong business models, sustainable competitive advantages and attractive valuations.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices managed to deliver positive results for the twelve-month reporting period ended October 31, 2015, despite an increase in equity market volatility. Monetary stimulus from the Federal Reserve Board (“Fed”)i in the form of a continued zero-interest rate policy, combined with a steadily improving job market, sharply lower commodity prices and solid corporate earnings provided enough support to overcome global growth concerns that led to a 10% correction for the S&P 500 Indexii in August 2015, toward the end of the reporting period.

Equity markets started the period strongly, shrugging off the negative sentiment related to a sharp drop in oil prices. The solid performance continued through a volatile first calendar quarter of 2015, with broad-based strength across all sectors. Stocks were supported by signals of continued accommodation from the Fed as concerns about a lack of wage growth and the effects of a strengthening U.S. dollar increased the likelihood that the central bank would push back its shift to interest rate increases to later in the year. Markets also got a lift from an ongoing economic recovery led by strength in job creation and consumer spending.

Geopolitics impacted market performance in the second calendar quarter 2015, leading to muted returns as equities traded in a tight range, with direction dictated primarily by the Fed’s comments on the economy and its timetable for raising rates as well as the latest news on the Greek debt crisis. Stocks sold off in late June after the failure of Greece to reach a bailout agreement with its creditors, overshadowing the mostly positive U.S. economic news on the jobs and housing fronts.

Stock market volatility spiked during the third calendar quarter of 2015, ratcheting higher in August after an extended period of calm, due to global growth concerns centered in China and other non-U.S. economies. China’s decision to devalue the yuan caused sharp declines for the country’s main stock market index, the Shanghai Stock Exchange Composite Indexiii, and raised fears about the potential severity of the slowdown in the world’s second largest economy. Crude oil prices dropped below $40 per barrel for the first time since 2009, signaling that commodities may continue to

ClearBridge Large Cap Value Fund 2015 Annual Report	1

Fund overview (cont’d)

face a supply/demand imbalance, and stoking deflation fears in some regions. The Fed cited global market turmoil in its September decision to delay raising interest rates, further dampening investor sentiment and extending the equity market sell-off. These growth headwinds led to sharp losses across all global equity markets and a 6.44% third-quarter loss for the S&P 500 Index.

Led by the Materials sector, stocks rallied to end the reporting period, erasing the third quarter’s losses, with the S&P 500 Index gaining 8.44% in October to finish the reporting period 5.20% higher.

Q. How did we respond to these changing market conditions?

A. Despite the jump in market volatility during the period from historically low levels, and the broad-based stock market sell-off seen late in the fiscal year, the U.S. economy continued to generate steady if moderate growth as major sectors of the economy operated at or close to peak levels. As was the case with the prior fiscal year, our view over the course of this reporting period was that equities continued to be the most attractive asset available to most long-term investors. Indeed, the rising volatility and the market correction presented us with many investment opportunities in several sectors at what we felt were very attractive valuations. During the reporting period, we continued to seek a balance between short-term risks and long-term opportunities, and focused our attentions on what we believed were high-quality companies with strong franchises and attractive valuations capable of generating attractive returns over time.

Performance review

For the twelve months ended October 31, 2015, Class A shares of ClearBridge Large Cap Value Fund, excluding sales charges, returned 1.67%. The Fund’s unmanaged benchmark, Russell 1000 Value Indexiv, returned 0.53%, for the same period. The Lipper Large-Cap Value Funds Category Average1 returned 0.48% over the same time frame.

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months†
ClearBridge Large Cap Value Fund:
Class 1[2]	-1.47%	1.85%
Class A	-1.58%	1.67%
Class A2	-1.67%	1.47%
Class C	-1.97%	0.85%
Class R	-2.26%	0.83%
Class I	-1.43%	1.96%
Class IS	-1.40%	2.02%
Russell 1000 Value Index	-2.29%	0.53%
S&P 500 Index	0.77%	5.20%
Lipper Large-Cap Value Funds Category Average[1]	-2.84%	0.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be

†	The total return includes gains from the settlement of security litigations. Without these gains, the total return for Class 1, Class A, Class A2, Class C, Class R, Class I and Class IS shares for the twelve months ended October 31, 2015 would have been 1.78%, 1.56%, 1.40%, 0.77%, 0.65%, 1.89% and 1.98%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 525 funds for the six-month period and among the 516 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Class 1 shares of the Fund are not available for purchase or incoming exchanges.

2	ClearBridge Large Cap Value Fund 2015 Annual Report

worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.78%, 0.93%, 1.15%, 1.74%, 1.23%, 0.60% and 0.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.42% for Class A2 shares, 1.90% for Class C shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, total annual fund operating expenses for Class 1 shares and Class IS shares will not exceed total annual fund operating expenses for Class A2 shares and Class I shares, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017, without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in six out of ten economic sectors during the period, with the greatest contributions to returns coming from the Consumer Staples, Consumer Discretionary and Industrials sectors.

Relative to the benchmark, both overall sector allocation and overall stock selection contributed to performance for the period. In particular, the Fund’s stock selection in the Consumer Staples, Industrials and Materials sectors contributed significantly to relative performance for the period. In terms of allocation, the Fund’s overweight to the Consumer Discretionary sector and its underweight to the Energy sector also contributed to relative performance for the period.

ClearBridge Large Cap Value Fund 2015 Annual Report	3

Fund overview (cont’d)

On an individual stock basis, the leading contributors to performance included positions in Time Warner Cable Inc., Target Corp. and Home Depot Inc., all in the Consumer Discretionary sector, as well as in CVS Health Corp., in the Consumer Staples sector and General Electric Co., in the Industrials sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Energy sector were the only significant detractor from performance for the period. Relative to the benchmark, the Fund’s stock selection in the Health Care, Energy, Information Technology (“IT”) and Financials sectors, along with its underweight to the Health Care sector negatively impacted relative performance.

On an individual stock basis, the leading detractors from Fund performance for the period included our holdings in National Oilwell Varco Inc., Halliburton Co. and Chevron Corp., all in the Energy sector, Xerox Corp., in the IT sector and American Express Co., in the Financials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the fiscal year, we closed existing Fund positions in Altria Group Inc., in the Consumer Staples sector, Loews Corp., in the Financials sector, and Vodafone Group, in the Telecommunication Services sector. We established new Fund positions during the year in Schlumberger NV, in the Energy sector and Freeport-McMoRan Inc., in the Materials sector. Additionally, existing Fund holding Lorillard Inc. was acquired during the period by Reynolds American Inc., both in the Consumer Staples sector.

Thank you for your investment in ClearBridge Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Feitler, Jr.

Portfolio Manager

ClearBridge Investments, LLC

Dimitry Khaykin

Portfolio Manager

ClearBridge Investments, LLC

November 16, 2015

RISKS: Investments in common stocks are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: JPMorgan Chase & Co. (3.7%), CVS Health Corp. (3.5%), Wells Fargo & Co. (3.5%), DISH Network Corp., Class A Shares (3.1%), Time Warner Cable Inc. (3.0%), Time Warner Inc. (2.8%), General Electric Co. (2.7%), Honeywell International Inc. (2.5%), U.S. Bancorp (2.5%) and Merck & Co. Inc. (2.3%).

4	ClearBridge Large Cap Value Fund 2015 Annual Report

Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Financials (25.4%), Consumer Discretionary (15.3%), Energy (10.9%), Health Care (10.7%) and Consumer Staples (10.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ClearBridge Large Cap Value Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Large Cap Value Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-1.47%	$1,000.00	$985.30	0.65%	$3.25	Class 1	5.00%	$1,000.00	$1,021.93	0.65%	$3.31
Class A	-1.58	1,000.00	984.20	0.88	4.40	Class A	5.00	1,000.00	1,020.77	0.88	4.48
Class A2	-1.67	1,000.00	983.30	1.04	5.20	Class A2	5.00	1,000.00	1,019.96	1.04	5.30
Class C	-1.97	1,000.00	980.30	1.63	8.14	Class C	5.00	1,000.00	1,016.99	1.63	8.29
Class R	-2.26	1,000.00	977.40	2.27	11.31	Class R	5.00	1,000.00	1,013.76	2.27	11.52
Class I	-1.43	1,000.00	985.70	0.59	2.95	Class I	5.00	1,000.00	1,022.23	0.59	3.01
Class IS	-1.40	1,000.00	986.00	0.52	2.60	Class IS	5.00	1,000.00	1,022.58	0.52	2.65

ClearBridge Large Cap Value Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Large Cap Value Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1†	Class A†	Class A2†	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 10/31/15	1.85%	1.67%	1.47%	0.85%	0.83%	1.96%	2.02%
Five Years Ended 10/31/15	N/A	13.39	N/A	12.51	N/A	13.75	N/A
Ten Years Ended 10/31/15	N/A	6.90	N/A	6.09	N/A	7.22	N/A
Inception* through 10/31/15	10.13	—	9.72	—	6.23	—	9.33

With sales charges[2]	Class 1†	Class A†	Class A2†	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 10/31/15	1.85%	-4.16%	-4.35%	-0.15%	0.83%	1.96%	2.02%
Five Years Ended 10/31/15	N/A	12.06	N/A	12.51	N/A	13.75	N/A
Ten Years Ended 10/31/15	N/A	6.27	N/A	6.09	N/A	7.22	N/A
Inception* through 10/31/15	10.13	—	6.83	—	6.23	—	9.33

Cumulative total returns
Without sales charges[1]
Class 1 (Inception date of 8/16/13 through 10/31/15)	23.78%
Class A (10/31/05 through 10/31/15)	94.96
Class A2 (Inception date of 8/16/13 through 10/31/15)	22.77
Class C (10/31/05 through 10/31/15)	80.66
Class R (Inception date of 12/19/13 through 10/31/15)	11.96
Class I (10/31/05 through 10/31/15)	100.80
Class IS (Inception date of 10/16/13 through 10/31/15)	20.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total returns include gains from settlement of investment litigations. Without these gains, the total returns would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Class 1 shares are closed to all purchases and incoming exchanges. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, A2, C, R, I and IS shares are August 16, 2013, January 3, 1995, August 16, 2013, January 3, 1995, December 19, 2013, May 29, 1958 and October 16, 2013, respectively.

ClearBridge Large Cap Value Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of ClearBridge Large Cap Value Fund vs. S&P 500 Index and Russell 1000 Value Index† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of ClearBridge Large Cap Value Fund on October 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the S&P 500 Index and Russell 1000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Large Cap Value Fund 2015 Annual Report

Schedule of investments

October 31, 2015

ClearBridge Large Cap Value Fund

Security	Shares	Value
Common Stocks — 97.7%
Consumer Discretionary — 15.3%
Media — 11.6%
DISH Network Corp., Class A Shares	758,107	$47,737,998	*
SES, FDR	418,636	12,361,422	(a)
Time Warner Cable Inc.	244,360	46,281,784
Time Warner Inc.	568,003	42,793,346
Twenty-First Century Fox Inc., Class B Shares	894,851	27,632,999
Total Media		176,807,549
Multiline Retail — 2.3%
Target Corp.	441,234	34,054,440
Specialty Retail — 1.4%
Home Depot Inc.	175,513	21,700,427
Total Consumer Discretionary		232,562,416
Consumer Staples — 10.0%
Beverages — 1.0%
Anheuser-Busch InBev NV, Sponsored ADR	124,395	14,844,055
Food & Staples Retailing — 3.5%
CVS Health Corp.	546,133	53,947,018
Household Products — 1.5%
Kimberly-Clark Corp.	188,256	22,536,126
Tobacco — 4.0%
Philip Morris International Inc.	393,949	34,825,091
Reynolds American Inc.	537,984	25,995,387
Total Tobacco		60,820,478
Total Consumer Staples		152,147,677
Energy — 10.9%
Energy Equipment & Services — 5.1%
Halliburton Co.	815,773	31,309,368
National-Oilwell Varco Inc.	526,099	19,802,366
Schlumberger Ltd.	340,730	26,631,457
Total Energy Equipment & Services		77,743,191
Oil, Gas & Consumable Fuels — 5.8%
Chevron Corp.	280,586	25,499,656
Exxon Mobil Corp.	378,565	31,322,468
Royal Dutch Shell PLC, Sponsored ADR, Class A Shares	233,715	12,260,689
Suncor Energy Inc.	653,914	19,440,863
Total Oil, Gas & Consumable Fuels		88,523,676
Total Energy		166,266,867

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	11

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Large Cap Value Fund

Security	Shares	Value
Financials — 25.4%
Banks — 11.4%
Citigroup Inc.	473,343	$25,167,647
JPMorgan Chase & Co.	884,813	56,849,235
U.S. Bancorp	903,855	38,124,604
Wells Fargo & Co.	995,519	53,897,399
Total Banks		174,038,885
Capital Markets — 2.8%
Bank of New York Mellon Corp.	438,245	18,252,904
State Street Corp.	362,901	25,040,169
Total Capital Markets		43,293,073
Consumer Finance — 4.3%
American Express Co.	442,895	32,446,488
Capital One Financial Corp.	229,036	18,070,940
Synchrony Financial	502,869	15,468,251	*
Total Consumer Finance		65,985,679
Insurance — 5.5%
Marsh & McLennan Cos. Inc.	409,943	22,850,223
MetLife Inc.	368,817	18,581,001
Progressive Corp.	331,818	10,993,130
Travelers Cos. Inc.	275,193	31,066,538
Total Insurance		83,490,892
Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	205,306	20,988,432
Total Financials		387,796,961
Health Care — 10.7%
Biotechnology — 1.9%
Amgen Inc.	183,780	29,070,320
Health Care Providers & Services — 2.0%
Anthem Inc.	222,402	30,947,238
Pharmaceuticals — 6.8%
Johnson & Johnson	254,598	25,722,036
Merck & Co. Inc.	652,456	35,663,245
Novartis AG, Sponsored ADR	180,401	16,313,663
Teva Pharmaceutical Industries Ltd., Sponsored ADR	426,991	25,273,597
Total Pharmaceuticals		102,972,541
Total Health Care		162,990,099

See Notes to Financial Statements.

12	ClearBridge Large Cap Value Fund 2015 Annual Report

ClearBridge Large Cap Value Fund

Security	Shares	Value
Industrials — 8.7%
Aerospace & Defense — 4.1%
Honeywell International Inc.	371,690	$38,388,143
United Technologies Corp.	246,367	24,244,976
Total Aerospace & Defense		62,633,119
Industrial Conglomerates — 2.7%
General Electric Co.	1,403,004	40,574,876
Machinery — 1.9%
Illinois Tool Works Inc.	311,800	28,666,892
Total Industrials		131,874,887
Information Technology — 9.9%
Communications Equipment — 1.6%
Motorola Solutions Inc.	345,475	24,172,886
Electronic Equipment, Instruments & Components — 1.8%
TE Connectivity Ltd.	422,982	27,256,960
IT Services — 1.2%
Xerox Corp.	1,998,466	18,765,596
Software — 3.0%
Microsoft Corp.	485,900	25,577,776
Nuance Communications Inc.	1,221,001	20,720,387	*
Total Software		46,298,163
Technology Hardware, Storage & Peripherals — 2.3%
EMC Corp.	901,722	23,643,151
International Business Machines Corp.	75,355	10,555,728
Total Technology Hardware, Storage & Peripherals		34,198,879
Total Information Technology		150,692,484
Materials — 5.2%
Chemicals — 0.9%
Air Products & Chemicals Inc.	99,129	13,776,948
Construction Materials — 1.3%
Martin Marietta Materials Inc.	129,390	20,074,859
Containers & Packaging — 1.8%
Crown Holdings Inc.	508,175	26,953,602	*
Metals & Mining — 1.2%
Freeport-McMoRan Inc.	1,602,880	18,865,898
Total Materials		79,671,307
Utilities — 1.6%
Multi-Utilities — 1.6%
Sempra Energy	234,500	24,015,145
Total Investments before Short-Term Investments (Cost — $987,115,239)		1,488,017,843

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Large Cap Value Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $38,668,805)	0.137%	38,668,805	$38,668,805
Total Investments — 100.2% (Cost — $1,025,784,044#)			1,526,686,648
Liabilities in Excess of Other Assets — (0.2)%			(3,078,534)
Total Net Assets — 100.0%			$1,523,608,114

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,028,926,327.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Fiduciary Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Large Cap Value Fund 2015 Annual Report

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $1,025,784,044)	$1,526,686,648
Receivable for securities sold	4,751,913
Dividends and interest receivable	1,363,790
Receivable for Fund shares sold	559,527
Prepaid expenses	60,556
Total Assets	1,533,422,434

Liabilities:
Payable for securities purchased	7,353,541
Payable for Fund shares repurchased	970,678
Investment management fee payable	617,216
Service and/or distribution fees payable	206,993
Trustees’ fees payable	12,969
Accrued expenses	652,923
Total Liabilities	9,814,320
Total Net Assets	$1,523,608,114

Net Assets:
Par value (Note 7)	$541
Paid-in capital in excess of par value	1,038,121,847
Undistributed net investment income	3,469,370
Accumulated net realized loss on investments and foreign currency transactions	(18,884,678)
Net unrealized appreciation on investments and foreign currencies	500,901,034
Total Net Assets	$1,523,608,114

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	15

Statement of assets and liabilities (cont’d)

October 31, 2015

Net Assets:
Class 1	$183,022,775
Class A	$401,730,713
Class A2	$166,979,763
Class C	$105,793,835
Class R	$13,512
Class I	$663,992,675
Class IS	$2,074,841

Shares Outstanding:
Class 1	6,484,449
Class A	14,230,958
Class A2	5,918,862
Class C	3,851,983
Class R	479
Class I	23,559,796
Class IS	73,591

Net Asset Value:
Class 1 (and redemption price)	$28.22
Class A (and redemption price)	$28.23
Class A2 (and redemption price)	$28.21
Class C*	$27.46
Class R (and redemption price)	$28.22
Class I (and redemption price)	$28.18
Class IS (and redemption price)	$28.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$29.95
Class A2 (based on maximum initial sales charge of 5.75%)	$29.93

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	ClearBridge Large Cap Value Fund 2015 Annual Report

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Dividends	$34,433,838
Interest	180,566
Less: Foreign taxes withheld	(527,925)
Total Investment Income	34,086,479

Expenses:
Investment management fee (Note 2)	8,170,319
Performance adjustment (Note 2)	(585,589)
Service and/or distribution fees (Notes 2 and 5)	2,585,274
Transfer agent fees (Note 5)	1,839,881
Fund accounting fees	129,304
Trustees’ fees	102,198
Registration fees	92,234
Shareholder reports	45,519
Audit and tax fees	36,297
Insurance	24,453
Legal fees	18,680
Custody fees	9,613
Miscellaneous expenses	18,150
Total Expenses	12,486,333
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(21)
Net Expenses	12,486,312
Net Investment Income	21,600,167

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	48,621,513
Foreign currency transactions	(2,103)
Net Realized Gain	48,619,410
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(42,484,179)
Foreign currencies	(2,092)
Change in Net Unrealized Appreciation (Depreciation)	(42,486,271)
Net Gain on Investments and Foreign Currency Transactions	6,133,139
Increase in Net Assets from Operations	$27,733,306

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income	$21,600,167	$31,335,763
Net realized gain	48,619,410	59,058,242
Change in net unrealized appreciation (depreciation)	(42,486,271)	127,677,495
Increase in Net Assets from Operations	27,733,306	218,071,500

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(29,000,356)	(21,090,267)
Decrease in Net Assets from Distributions to Shareholders	(29,000,356)	(21,090,267)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	135,522,050	115,345,382
Reinvestment of distributions	25,385,661	18,381,307
Cost of shares repurchased	(198,705,103)	(185,086,166)
Decrease in Net Assets from Fund Share Transactions	(37,797,392)	(51,359,477)
Increase (Decrease) in Net Assets	(39,064,442)	145,621,756

Net Assets:
Beginning of year	1,562,672,556	1,417,050,800
End of year*	$1,523,608,114	$1,562,672,556
*Includes undistributed net investment income of:	$3,469,370	$10,871,662

See Notes to Financial Statements.

18	ClearBridge Large Cap Value Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$28.27	$24.76	$23.68

Income from operations:
Net investment income	0.43	0.58	0.06
Net realized and unrealized gain	0.09	3.33	1.10
Total income from operations	0.52	3.91	1.16

Less distributions from:
Net investment income	(0.57)	(0.40)	(0.08)
Total distributions	(0.57)	(0.40)	(0.08)

Net asset value, end of year	$28.22	$28.27	$24.76
Total return[3]	1.85%[4]	15.86%	4.90%

Net assets, end of year (000s)	$183,023	$199,654	$192,127

Ratios to average net assets:
Gross expenses	0.68%	0.78%	0.73%[5,6]
Net expenses[7]	0.68	0.78	0.71 [5,6,8]
Net investment income	1.51	2.19	1.27 [5]

Portfolio turnover rate	10%	16%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 16, 2013 (inception date) through October 31, 2013

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.78% for the year ended October 31, 2015.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.70% and 0.69%, respectively.

[7]

Prior to December 31, 2014, as a result of an expense limitation arrangement, total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A shares. Beginning January 1, 2015 through February 28, 2015, as a result of a voluntary expense limitation arrangement, total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A shares. Effective March 1, 2015, total annual fund operating expenses of Class 1 shares did not exceed total annual fund operating expenses of Class A2 shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017, without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$28.27	$24.77	$20.06	$17.35	$16.28

Income from operations:
Net investment income	0.37	0.54	0.34	0.33	0.27
Net realized and unrealized gain	0.10	3.32	4.68	2.71	1.07
Total income from operations	0.47	3.86	5.02	3.04	1.34

Less distributions from:
Net investment income	(0.51)	(0.36)	(0.31)	(0.33)	(0.27)
Total distributions	(0.51)	(0.36)	(0.31)	(0.33)	(0.27)

Net asset value, end of year	$28.23	$28.27	$24.77	$20.06	$17.35
Total return[2]	1.67%[3]	15.65%	25.23%	17.61%	8.26%

Net assets, end of year (000s)	$401,731	$448,510	$412,145	$293,451	$271,942

Ratios to average net assets:
Gross expenses	0.89%	0.93%	0.98%[4]	1.01%	1.01%
Net expenses[5]	0.89	0.93	0.98 [4]	1.01	1.01
Net investment income	1.30	2.02	1.49	1.73	1.54

Portfolio turnover rate	10%	16%	11%	11%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.56% for the year ended October 31, 2015.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Large Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A2 Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$28.26	$24.75	$23.68

Income from operations:
Net investment income	0.32	0.48	0.04
Net realized and unrealized gain	0.09	3.33	1.10
Total income from operations	0.41	3.81	1.14

Less distributions from:
Net investment income	(0.46)	(0.30)	(0.07)
Total distributions	(0.46)	(0.30)	(0.07)

Net asset value, end of year	$28.21	$28.26	$24.75
Total return[3]	1.47%[4]	15.44%	4.81%

Net assets, end of year (000s)	$166,980	$168,670	$151,083

Ratios to average net assets:
Gross expenses	1.06%	1.15%	1.13%[5,6]
Net expenses[7]	1.06	1.15	1.13 [5,6]
Net investment income	1.13	1.80	0.85 [5]

Portfolio turnover rate	10%	16%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 16, 2013 (inception date) through October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.40% for the year ended October 31, 2015.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$27.52	$24.13	$19.56	$16.93	$15.89

Income from operations:
Net investment income	0.15	0.32	0.14	0.18	0.13
Net realized and unrealized gain	0.08	3.23	4.60	2.63	1.05
Total income from operations	0.23	3.55	4.74	2.81	1.18

Less distributions from:
Net investment income	(0.29)	(0.16)	(0.17)	(0.18)	(0.14)
Total distributions	(0.29)	(0.16)	(0.17)	(0.18)	(0.14)

Net asset value, end of year	$27.46	$27.52	$24.13	$19.56	$16.93
Total return[2]	0.85%[3]	14.73%	24.31%	16.67%	7.44%

Net assets, end of year (000s)	$105,794	$112,788	$108,088	$43,485	$44,818

Ratios to average net assets:
Gross expenses	1.66%	1.74%	1.74%[4]	1.78%	1.79%
Net expenses[5]	1.66	1.74	1.74 [4]	1.78	1.78 [6,7]
Net investment income	0.53	1.23	0.65	0.97	0.78

Portfolio turnover rate	10%	16%	11%	11%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.77% for the year ended October 31, 2015.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.73%.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective December 21, 2009 until February 26, 2011, the ratio of expenses, other than brokerage, taxes, and extraordinary expenses, to average net assets of Class C shares did not exceed 1.73%.

See Notes to Financial Statements.

22	ClearBridge Large Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2015	2014[2]

Net asset value, beginning of year	$28.25	$25.73

Income (loss) from operations:
Net investment income	0.27	0.32
Net realized and unrealized gain (loss)	(0.03)	2.51
Total income from operations	0.24	2.83

Less distributions from:
Net investment income	(0.27)	(0.31)
Total distributions	(0.27)	(0.31)

Net asset value, end of year	$28.22	$28.25
Total return[3]	0.83%[4]	11.04%

Net assets, end of year (000s)	$14	$45

Ratios to average net assets:
Gross expenses	1.45%	1.23%[5]
Net expenses[6]	1.38 [7]	1.23 [5]
Net investment income	0.92	1.36 [5]

Portfolio turnover rate	10%	16%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 19, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.65% for the year ended October 31, 2015.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.45%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended October 31, 2014.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$28.23	$24.73	$20.02	$17.33	$16.26

Income from operations:
Net investment income	0.46	0.63	0.40	0.39	0.33
Net realized and unrealized gain	0.09	3.32	4.69	2.69	1.07
Total income from operations	0.55	3.95	5.09	3.08	1.40

Less distributions from:
Net investment income	(0.60)	(0.45)	(0.38)	(0.39)	(0.33)
Total distributions	(0.60)	(0.45)	(0.38)	(0.39)	(0.33)

Net asset value, end of year	$28.18	$28.23	$24.73	$20.02	$17.33
Total return[2]	1.96%[3]	16.04%	25.67%	17.89%	8.64%

Net assets, end of year (000s)	$663,993	$632,992	$553,598	$389,564	$348,857

Ratios to average net assets:
Gross expenses	0.58%	0.60%	0.68%[4]	0.69%	0.67%
Net expenses[5]	0.58	0.60	0.68 [4]	0.69	0.67 [6]
Net investment income	1.61	2.35	1.80	2.05	1.89

Portfolio turnover rate	10%	16%	11%	11%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.89% for the year ended October 31, 2015.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.90%.

[6]

As a result of a contractual expense limitation, effective December 21, 2009 until February 26, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.71%. This contractual expense limitation superseded the expense limitation of 0.90% for Class I shares for the period December 21, 2009 until February 26, 2011. On February 27, 2011, the expense limitation reverted back to the previous limitation in effect since September 18, 2009.

See Notes to Financial Statements.

24	ClearBridge Large Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]		2013[3]

Net asset value, beginning of year	$28.24	$24.73	$24.40		$22.13

Income (loss) from operations:
Net investment income (loss)	0.44	0.62	(0.00)	[4]	0.19
Net realized and unrealized gain	0.12	3.33	0.33		1.18
Total income from operations	0.56	3.95	0.33		1.37

Less distributions from:
Net investment income	(0.61)	(0.44)	—		(0.22)
Total distributions	(0.61)	(0.44)	—		(0.22)

Net asset value, end of year	$28.19	$28.24	$24.73		$23.28
Total return[5]	2.02%[6]	16.06%	1.35%		6.22%

Net assets, end of year (000s)	$2,075	$12	$10		$13,925

Ratios to average net assets:
Gross expenses	0.52%	0.67%	0.79%[7]		0.63%[7,8]
Net expenses[9]	0.52	0.60 [10]	0.61	[7,10]	0.63 [7,8]
Net investment income (loss)	1.57	2.33	(0.23)	[7]	1.68 [7]

Portfolio turnover rate	10%	16%	11%		—%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 16, 2013 (re-inception date) through October 31, 2013.

[3]	For the period March 11, 2013 (inception date) through August 30, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.98% for the year ended October 31, 2015.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.62%.

[9]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, total annual fund operating expenses for Class lS shares did not exceed total annual fund operating expenses for Class I shares.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Value Fund 2015 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

26	ClearBridge Large Cap Value Fund 2015 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Large Cap Value Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:†
Common stocks:
Consumer discretionary	$220,200,994	$12,361,422	—	$232,562,416
Other common stocks	1,255,455,427	—	—	1,255,455,427
Total long-term investments	$1,475,656,421	$12,361,422	—	$1,488,017,843
Short-term investments†	38,668,805	—	—	38,668,805
Total investments	$1,514,325,226	$12,361,422	—	$1,526,686,648

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2015, securities valued at $12,361,422 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

28	ClearBridge Large Cap Value Fund 2015 Annual Report

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

ClearBridge Large Cap Value Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

30	ClearBridge Large Cap Value Fund 2015 Annual Report

reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,103)	$2,103

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a base investment management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

At the end of each calendar quarter, for each percentage point of difference between the investment performance of the class of shares of the Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12-month period, this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Fund for the 12 month period. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. During the year ended October 31, 2015, there were performance adjustments which decreased the base management fee as the Fund’s performance varied from that of the S&P 500 Index by at least one percentage point.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of a certain portion of the Fund’s cash and short-term instruments, which is allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

ClearBridge Large Cap Value Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.42%. Effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to December 31, 2014, total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A shares. Beginning January 1, 2015 through February 28, 2015, as a result of a voluntary expense limitation arrangement, total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A shares. Effective March 1, 2015, total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A2 shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017, without the Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R and Class I shares did not exceed 1.45% and 0.90%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $21.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

32	ClearBridge Large Cap Value Fund 2015 Annual Report

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $17,284 and $110,643 on sales of the Fund’s Class A shares and Class A2 shares, respectively. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$33	$328	$1,608

As of the close of business, March 2, 2007 the Fund assumed, due to the merger with Legg Mason Partners Large Cap Value Fund, an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested Trustees (“Independent Trustees”) to defer the receipt of all or a portion of the Trustees’ fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of October 31, 2015, the Fund had accrued $3,260 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$158,598,124
Sales	194,213,595

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$528,019,958
Gross unrealized depreciation	(30,259,637)
Net unrealized appreciation	$497,760,321

4. Derivative instruments and hedging activities

During the year ended October 31, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Large Cap Value Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$314,515
Class A	$1,053,736	495,332
Class A2	425,014	488,513
Class C	1,106,390	153,173
Class R	134	118
Class I	—	388,230
Class IS	—	—
Total	$2,585,274	$1,839,881

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class A2	—
Class C	—
Class R	$21
Class I	—
Class IS	—
Total	$21

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Investment Income:
Class 1	$3,816,122	$2,914,335
Class A	7,454,978	5,747,289
Class A2	2,739,656	1,776,557
Class C	1,151,211	675,505
Class R	255	119	†
Class I	13,819,767	9,976,280
Class IS	18,367	182
Total	$29,000,356	$21,090,267

†	For the period December 19, 2013 (inception date) to October 31, 2014.

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	ClearBridge Large Cap Value Fund 2015 Annual Report

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares		Amount
Class 1
Shares sold	—	—	302		$8,254
Shares issued on reinvestment	135,392	$3,816,122	107,615		2,914,335
Shares repurchased	(713,389)	(20,397,499)	(803,580)		(21,437,984)
Net decrease	(577,997)	$(16,581,377)	(695,663)		$(18,515,395)

Class A
Shares sold	1,019,368	$28,822,337	1,538,413		$41,296,048
Shares issued on reinvestment	251,058	7,078,089	201,292		5,454,594
Shares repurchased	(2,903,003)	(82,953,672)	(2,514,929)		(67,052,472)
Net decrease	(1,632,577)	$(47,053,246)	(775,224)		$(20,301,830)

Class A2
Shares sold	634,252	$18,124,658	595,288		$15,975,691
Shares issued on reinvestment	97,265	2,739,640	65,525		1,776,557
Shares repurchased	(781,708)	(22,307,757)	(795,115)		(21,233,189)
Net decrease	(50,191)	$(1,443,459)	(134,302)		$(3,480,941)

Class C
Shares sold	125,778	$3,500,618	117,834		$3,031,366
Shares issued on reinvestment	40,380	1,107,247	24,700		651,233
Shares repurchased	(413,022)	(11,482,136)	(523,361)		(13,594,152)
Net decrease	(246,864)	$(6,874,271)	(380,827)		$(9,911,553)

Class R
Shares sold	125	$3,633	1,599	†	$41,765	†
Shares issued on reinvestment	9	255	4	†	119	†
Shares repurchased	(1,258)	(36,380)	—	†	—	†
Net increase (decrease)	(1,124)	$(32,492)	1,603	†	$41,884	†

Class I
Shares sold	2,899,716	$82,581,395	2,069,615		$54,992,258
Shares issued on reinvestment	377,942	10,625,941	280,349		7,584,287
Shares repurchased	(2,139,528)	(61,035,558)	(2,312,635)		(61,768,369)
Net increase	1,138,130	$32,171,778	37,329		$808,176

Class IS
Shares sold	90,560	$2,489,409	—		—
Shares issued on reinvestment	674	18,367	7		$182
Shares repurchased	(18,060)	(492,101)	—		—
Net increase	73,174	$2,015,675	7		$182

†	For the period December 19, 2013 (inception date) to October 31, 2014.

ClearBridge Large Cap Value Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$29,000,356	$21,090,267

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,524,364
Undistributed long-term capital gains — net	22,159,866
Total undistributed earnings	$25,684,230
Capital loss carryforward*	(37,889,349)
Other book/tax temporary differences(a)	(67,906)
Unrealized appreciation (depreciation)(b)	497,758,751
Total accumulated earnings (losses) — net	$485,485,726

*	During the taxable year ended October 31, 2015, the Fund utilized $ 26,190,316 of its capital loss carryforward available from prior years. As of October 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2017	$(37,889,349)

This amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

36	ClearBridge Large Cap Value Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Large Cap Value Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Large Cap Value Fund as of October 31, 2015 , the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

ClearBridge Large Cap Value Fund 2015 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

38	ClearBridge Large Cap Value Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge Large Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

40	ClearBridge Large Cap Value Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Large Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

42	ClearBridge Large Cap Value Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Large Cap Value Fund	43

Important tax information (unaudited)

All of the ordinary income distributions paid by the Fund during the taxable year ended October 31, 2015 are considered qualified dividend income for individuals and qualify for the dividends received deduction for corporations.

Please retain this information for your records.

44	ClearBridge Large Cap Value Fund

ClearBridge

Large Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010734 12/15 SR15-2649

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2015